Summary of Quarterly Results of Operations (Unaudited)	12 Months Ended
Dec. 31, 2011
Summary of Quarterly Result of Operations [Abstract]
SUMMARY OF QUARTERLY RESULTS OF OPERATIONS

NOTE 17 – SUMMARY OF QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

	2011
	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter	Full Year
Net sales	$1,855,586	$2,354,751	$2,484,920	$2,070,442	$8,765,699
Gross profit	797,408	1,022,755	1,038,299	886,100	3,744,562
Net income	68,316	179,115	179,877	14,552	441,860
Net income per common share - basic	0.64	1.69	1.74	0.14	4.22
Net income per common share - diluted	0.63	1.66	1.71	0.14	4.14

Net income in the fourth quarter was decreased by $74,982 ($.71 per share) due to the settlement of the IRS’ audit of the Company’s ESOP. Net income in the fourth quarter was increased by physical inventory adjustments and adjustments to compensation and benefit expenses. Gross profit increased by $25,123 ($.15 per share), primarily as a result of physical inventory adjustments of $23,394 based on an annual physical inventory count performed during the fourth quarter, year-end inventory levels and related costs. Selling, general and administrative expenses decreased $1,386 ($.01 per share) related to compensation and benefit expense adjustments.

	2010
	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter	Full Year
Net sales	$1,565,482	$2,143,064	$2,172,259	$1,895,619	$7,776,424
Gross profit	691,968	971,893	971,585	845,632	3,481,078
Net income	32,603	181,706	175,258	72,918	462,485
Net income per common share - basic	0.30	1.67	1.63	0.68	4.28
Net income per common share - diluted	0.30	1.64	1.60	0.67	4.21

Net income in the fourth quarter was increased by $9,468 ($.09 per share) due primarily to inventory adjustments and adjustments to compensation and benefit expenses. Gross profit was increased by $12,622 primarily as a result of physical inventory adjustments of $9,146. Selling, general and administrative expenses decreased $2,798 related to compensation and benefit expense adjustments.